Exhibit 99 (a)

Bank of Granite Corporation
     News

For Release:	July 13, 2004

BANK OF GRANITE CORPORATION REPORTS EARNINGS FOR
SECOND QUARTER AND SIX MONTHS

     Bank of Granite reported that second quarter earnings improved slightly when compared to the first quarter of 2004, but were behind when compared to the second quarter earnings for 2003.

     For the second quarter of 2004, ending June 30, Bank of Granite Corporation (GRAN) reported diluted per share earnings of 24¢ vs. 30¢ for 2003, a decline of 20%. Net income for the quarter was $3,315,690 compared to $3,919,157 for the same period in 2003—a decline of 15.4%.

     For the six-month period, also ending June 30, net income was $6,307,017 in 2004 compared to $7,756,340 for the first six months of 2003—a decline of 18.7%. On a per share basis, earnings for the first six months of 2004 were 46¢ vs. 59¢ for the comparable six month period in 2003—a decline of 22%.

     John A. Forlines, Jr., Chairman and CEO of Bank of Granite Corporation, characterized the first six months’ earnings as “disappointing” and said the Company would be helped going forward by the action of the Federal Reserve Bank, which on June 30, the last business day of the quarter, raised its target rate for overnight funds by 25 basis points to 1.25%. “This should enable our interest margin to increase in the future,” Forlines said. He said it appears likely the Fed will continue to increase rates throughout the year as the economy improves. Negatively impacting year-to-date earnings was a 77.5% decline in earnings of the Company’s mortgage subsidiary, Granite Mortgage, Inc. and the additional expenses of the banking offices added in 2003. Forlines thanked the Bank of Granite staff for their hard work during the period and said he hoped earnings will increase in future quarters as the economy improves and the new offices become more profitable.

     Consolidated balance sheet data at June 30, 2004 revealed total assets of $993,985,159, up 22.5% compared with 2003. Deposits of $744,540,551 were up 24.1% and total loans of $740,931,727 were up 30.6%. All of these amounts are at all-time highs for the bank. Forlines said he expects cash dividends to increase for the 51st consecutive year in 2004, a record for any banking company in the country.

     Bank of Granite Corporation is the parent company of Bank of Granite and Granite Mortgage, Inc. (formerly GLL & Associates). The bank operates nineteen full-service banking offices in Caldwell, Catawba, and Burke Counties—the “Unifour” area of North Carolina, and in Mecklenburg, Watauga, and Wilkes Counties. Granite Mortgage, headquartered in Winston-Salem, originates home mortgages in the Catawba Valley and the Central and Southern Piedmont regions of North Carolina, in addition to Boone, Wilkesboro, and the South Carolina cities of Hilton Head and Charleston. Bank of Granite Corporation has an estimated 6,700 shareholders with approximately 13,466,000 shares of common stock outstanding as of June 30, 2004. Its stock trades on the national NASDAQ Stock Market® under the symbol GRAN. It closed on June 30, 2004 at $20.89 compared the $17.02 on June 30, 2003—an increase of 22.7%

* * * * *

Please see “Financial Data” tables, which are attached.
For further information, contact Kirby Tyndall, Chief Financial Officer
Voice (828) 496-2026, Fax (828) 496-2010 or Internet: ktyndall@bankofgranite.com.

Bank of Granite Corporation, PO Box 128, Granite Falls, NC 28630	www.bankofgranite.com

Bank of Granite Corporation	Three Months Ended			Six Months Ended
Selected Financial Data	June 30,			June 30,
(in thousands except per share data)	2004	2003	% change	2004	2003	% change

Consolidated earnings summary:
Interest income, taxable equivalent	$14,018	$12,443	12.7%	$27,694	$24,205	14.4%
Interest expense	3,073	2,674	14.9%	6,152	5,061	21.6%

Net interest income, taxable equivalent	10,945	9,769	12.0%	21,542	19,144	12.5%
Taxable equivalent adjustment	340	368	-7.6%	705	768	-8.2%

Net interest income	10,605	9,401	12.8%	20,837	18,376	13.4%
Loan loss provision	1,104	1,149	-3.9%	2,349	2,284	2.8%
Noninterest income	2,875	3,817	-24.7%	5,524	7,150	-22.7%
Noninterest expense	7,475	6,136	21.8%	14,683	11,506	27.6%

Income before income taxes	4,901	5,933	-17.4%	9,329	11,736	-20.5%
Income taxes	1,585	2,014	-21.3%	3,022	3,980	-24.1%

Net income	$3,316	$3,919	-15.4%	$6,307	$7,756	-18.7%

Earnings per share — Basic	$0.25	$0.30	-16.7%	$0.46	$0.59	-22.0%
Earnings per share — Diluted	0.24	0.30	-20.0%	0.46	0.59	-22.0%

Average shares — Basic	13,522	13,198	2.5%	13,572	13,244	2.5%
Average shares — Diluted	13,569	13,200	2.8%	13,626	13,247	2.9%

Consolidated balance sheet data at June 30:
Total assets				$993,985	$811,086	22.5%
Total deposits				744,541	600,084	24.1%
Loans (gross)				740,932	567,301	30.6%
Shareholders’ equity				140,077	130,040	7.7%

Consolidated average balance sheet data:
Total assets	$987,822	$785,070	25.8%	$977,560	$758,355	28.9%
Total deposits	738,039	561,512	31.4%	731,425	561,512	30.3%
Loans (gross)	732,768	535,295	36.9%	726,311	548,667	32.4%
Shareholders’ equity	140,739	128,676	9.4%	141,613	128,151	10.5%

Consolidated performance ratios:
Return on average assets*	1.35%	2.00%		1.30%	2.06%
Return on average equity*	9.48%	12.22%		8.96%	12.20%
Efficiency ratio	54.09%	45.16%		54.25%	43.76%

Consolidated asset quality data and ratios:
Nonaccruing loans				$4,192	$4,019	4.3%
Accruing loans 90 days past due				6,274	4,397	42.7%
Nonperforming loans				10,466	8,416	24.4%
Foreclosed properties				1,462	2,578	-43.3%
Nonperforming assets				11,928	10,994	8.5%
Allowance for loan losses				11,864	8,854	34.0%
Loans charged off				1,476	2,479	-40.5%
Recoveries of loans charged off				191	214	-10.7%
Net loan charge-offs (recoveries)				1,285	2,265	-43.3%

Net charge-offs to average loans*				0.36%	0.83%
Nonperforming loans to total assets				1.05%	1.04%
Allowance coverage of nonperforming loans				113.36%	105.20%
Allowance for loan losses to gross loans				1.60%	1.56%
Allowance for loan losses to net loans				1.63%	1.59%

Subsidiary earnings summary:
Bank of Granite
Net interest income	$9,595	$7,988	20.1%	$19,066	$15,963	19.4%
Loan loss provision	1,104	1,149	-3.9%	2,349	2,284	2.8%
Noninterest income	1,895	1,863	1.7%	3,617	3,748	-3.5%
Noninterest expense	5,538	3,835	44.4%	11,139	7,574	47.1%
Income taxes	1,492	1,560	-4.4%	2,846	3,198	-11.0%
Net income	3,356	3,307	1.5%	6,349	6,655	-4.6%

Granite Mortgage
Net interest income	$1,081	$1,389	-22.2%	$1,888	$2,355	-19.8%
Loan loss provision	—	—	n/a	—	—	n/a
Noninterest income	980	1,954	-49.8%	1,907	3,415	-44.2%
Noninterest expense	1,828	2,208	-17.2%	3,355	3,817	-12.1%
Income taxes	93	454	-79.5%	176	781	-77.5%
Net income	140	681	-79.4%	264	1,172	-77.5%

* Annualized based on number of days in the period.	More

Bank of Granite Corporation	Quarters Ended
Supplemental Quarterly Financial Data	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands except per share data)	2004	2004	2003	2003	2003

Consolidated earnings summary:
Interest income, taxable equivalent	$14,018	$13,676	$13,948	$14,052	$12,443
Interest expense	3,073	3,078	3,155	3,173	2,674

Net interest income, taxable equivalent	10,945	10,598	10,793	10,879	9,769
Taxable equivalent adjustment	340	365	372	369	368

Net interest income	10,605	10,233	10,421	10,510	9,401
Loan loss provision	1,104	1,245	1,340	1,139	1,149
Noninterest income	2,875	2,649	3,004	4,284	3,817
Noninterest expense	7,475	7,209	7,187	7,171	6,136

Income before income taxes	4,901	4,428	4,898	6,484	5,933
Income taxes	1,585	1,437	1,578	2,253	2,014

Net income	$3,316	$2,991	$3,320	$4,231	$3,919

Earnings per share — Basic	$0.25	$0.22	$0.24	$0.31	$0.30
Earnings per share — Diluted	0.24	0.22	0.24	0.31	0.30

Average shares — Basic	13,522	13,623	13,640	13,617	13,198
Average shares — Diluted	13,569	13,683	13,740	13,692	13,200

Consolidated ending balance sheet data:
Total assets	$993,985	$977,445	$971,383	$971,644	$811,086
Total deposits	744,541	740,846	735,099	728,334	600,084
Loans (gross)	740,932	726,375	715,845	694,465	567,301
Shareholders’ equity	140,077	142,300	141,815	141,762	130,040

Consolidated average balance sheet data:
Total assets	$987,822	$967,298	$970,788	$959,980	$785,070
Total deposits	738,039	724,811	730,181	707,876	577,105
Loans (gross)	732,768	719,853	704,721	671,057	535,295
Shareholders’ equity	140,739	142,486	141,615	139,294	128,676

Consolidated performance ratios:
Return on average assets*	1.35%	1.24%	1.36%	1.75%	2.00%
Return on average equity*	9.48%	8.44%	9.30%	12.05%	12.22%
Efficiency ratio	54.09%	54.42%	52.09%	47.29%	45.16%

Consolidated asset quality data and ratios:
Nonaccruing loans	$4,192	$4,229	$8,115	$6,690	$4,019
Accruing loans 90 days past due	6,274	2,568	3,218	4,061	4,397

Nonperforming loans	10,466	6,797	11,333	10,751	8,416
Foreclosed properties	1,462	1,709	1,775	2,819	2,578

Nonperforming assets	11,928	8,506	13,108	13,570	10,994

Allowance for loan losses	11,864	11,583	10,799	11,238	8,854

Loans charged off	920	556	1,874	735	1,678
Recoveries of loans charged off	96	95	95	116	66

Net loan charge-offs (recoveries)	824	461	1,779	619	1,612

Net charge-offs to average loans*	0.45%	0.26%	1.00%	0.37%	1.21%
Nonperforming loans to total assets	1.05%	0.70%	1.17%	1.11%	1.04%
Allowance coverage of nonperforming loans	113.36%	170.41%	95.29%	104.53%	105.20%
Allowance for loan losses to gross loans	1.60%	1.59%	1.51%	1.62%	1.56%
Allowance for loan losses to net loans	1.63%	1.62%	1.53%	1.64%	1.59%

Subsidiary earnings summary:
Bank of Granite
Net interest income	$9,595	$9,472	$9,410	$8,990	$7,988
Loan loss provision	1,104	1,245	1,340	1,139	1,149
Noninterest income	1,895	1,722	1,940	1,878	1,863
Noninterest expense	5,538	5,602	5,300	4,607	3,835
Income taxes	1,492	1,354	1,449	1,667	1,560
Net income	3,356	2,993	3,261	3,455	3,307

Granite Mortgage
Net interest income	$1,081	$807	$1,060	$1,553	$1,389
Loan loss provision	—	—	—	—	—
Noninterest income	980	927	1,069	2,408	1,954
Noninterest expense	1,828	1,527	1,806	2,496	2,208
Income taxes	93	83	129	586	454
Net income	140	124	194	879	681

* Annualized based on number of days in the period.

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